UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22572

Total Income+ Real Estate Fund

(Exact name of registrant as specified in charter)

13520 Evening Creek Drive N. Suite 300     San Diego, CA

92128

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 3/31/13

Item 1.  Reports to Stockholders.

Semi-Annual Report

March 31, 2013

Investor Information: 1-888-459-1059

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Total Income+ Real Estate Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear fellow shareholders —

We are pleased to present you with the semi-annual report for the Total Income+ Real Estate Fund (the Fund) for the period ending March 31, 2013. The Fund began operations on October 22, 2012 and made its first investment on December 24, 2012. For this time period the Fund had a total return of 4.00% (excluding sales charge), of which 3.52% was appreciation and 0.48% was income. We are pleased to report that the Fund has continued to perform well and the total return as of the date of this writing (05/28/13) is 6.57%.

The Fund’s strong performance was driven by generally improving economic conditions and real estate markets as well as a low interest rate environment. As such, our underlying investments have experienced price appreciation and have been able to deliver distributions in line with our expectations. The Fund performance  was also enhanced by purchasing select assets on the secondary market at a significant discount. Additionally, the advisor paid Fund expenses and waived management fees.

On March 28, 2013 the Fund intentionally held a large cash position of approximately $6.78 million, which represented approximately 54% of the Fund’s assets. On April 1st, investments totaling $6.3 million were made into several institutional real estate funds. This reduced the Fund’s overall cash position to approximately  2% of total assets. In addition, we remained out of the public REIT market as we felt that valuations had become too aggressive. This position hindered our performance in the first quarter as public real estate markets experienced further price appreciation and in general outperformed private investments in real estate. However, at the time of this writing, the public REIT market valuations have significantly pulled back in line with our in-house view.

In all, our economic and real estate outlook remains positive. The economy continues to gradually strengthen and add jobs, supporting demand for commercial real estate space. Economic growth is expected to be slow but steady through 2013, with the economy on pace to add 2 million jobs for the third straight year.

There has also been an improvement in household finances, due to the bounce in the stock market and rising home values. We expect this to have a favorable impact on consumer sentiment and retail sales, further supporting real estate market fundamentals.

We thank you for the trust and confidence represented by your investment in the Total Income+ Real Estate Fund.

Sincerely,

Dr. Randy Anderson

Portfolio Manager, Total Income+ Real Estate Fund

Total Income+ REAL ESTATE FUND™

About the Fund

Total Income+ Real Estate Fund is a closed-end, continuously-offered, interval fund. The Fund provides investors an opportunity to invest alongside endowments and pension plans with leading institutional real estate managers otherwise inaccessible to them due to large minimum investment size or other restrictions.

About Mercer

Mercer Investment Management, Inc., a top-ranked global investment manager selection specialist, is serving as sub-advisor on the Fund under an exclusive long-term agreement with Bluerock. Mercer is one of the world's largest advisors to sovereign wealth funds, pension plans, banks, family offices, insurance companies, endowments and foundations globally, and has over $6.6 trillion in assets under advisement.

MERCER

Definitions

Closed-end Interval Fund: A type of mutual fund that offers investors the combination of a daily net asset value and the periodic repurchase of its shares.

For copies of TI+ public company filings, please visit the U.S. Securities and Exchange Commission’s website at www.sec.gov or the Company’s website at www.bluerockfunds.com.

This is an actively managed dynamic portfolio. There is no guarantee that any investment (or this investment) will achieve its objectives, goals, generate positive returns, or avoid losses.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 3.77%. The performance data quoted herein represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until September 30, 2013, to ensure that the net annual fund operating expenses will not exceed 2.65%, subject to possible recoupment from the Fund in future years. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares.

Bluerock Fund Advisors, LLC and Mercer Investment Manager Inc., are not affiliated with Northern Lights

Distributors, LLC.

Total Income+ Real Estate Fund

PORTFOLIO REVIEW (Unaudited)

Since Inception through March 31, 2013*

The Fund's performance figures for the period ending March 31, 2013, compared to its benchmark:

Since Inception*
Total Income+ Real Estate Fund:
Without Load	4.00%
With Load +	(2.00)%
NCREIF FI ODCE	5.09%

________________

* The Fund commenced operations October 22, 2012.

+ Adjusted for initial maximum sales charge of 5.75%.

The NCREIF Fund Index -Open End Diversified Core Equity is an index of investment returns reporting on both a historical and current basis the results of 30 open-end commingled funds pursuing a core investment strategy. The NCREIF FI-ODCE Index is capitalization-weighted and is reported gross of fees. Measurement is time-weighted.  The NCREIF FI-ODCE Index is calculated on a calendar quarter basis.  Performance above is since October 1, 2012.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  The Fund's total gross annual operating expenses, including underlying funds, are 3.77%.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the fund shares.

Portfolio Composition as of March 31, 2013 (Unaudited)

Percent of Net Assets
REITS	44.91%
Short-Term Investments	53.52%
Total Investments	98.43%
Other Assets Less Liabilities	1.57%
Total Net Assets	100.00%

Total Income+ Real Estate Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2013
Shares	Security	Value

	REAL ESTATE INVESTMENT TRUSTS - 44.91%
6	Blackrock Granite Property #	$ 399,999
1,112	Clarion Lion Properties Fund #	1,100,000
10,451	CNL Lifestyle Properties #	79,622
5,000	Cole Credit Property Trust II #	50,695
5,000	Columbia Property Trust, Inc. #	37,108
763	Cornerstone Patriot Fund LP #	132,001
4,900	Dividend Capital Diversified Property Fund	33,271
26,207	Hines Real Estate Investment Trust #	201,026
62,652	Inland America Real Estate Trust #	435,746
11,046	Landmark Apartment Trust of America #	94,254
18,934	RREEF America REIT II, Inc. #	1,599,910
1,400	Stockbridge Smart Markets Fund #	1,521,150
	TOTAL REAL ESTATE INVESTMENT TRUSTS	5,684,782
	( Cost - $5,442,195)

	SHORT-TERM INVESTMENTS - 53.52%
	MONEY MARKET FUND - 53.52%
6,775,201	Dreyfus Cash Management - Institutional Class, 0.05% +	6,775,201
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $6,775,201)

	TOTAL INVESTMENTS - 98.43%
	( Cost - $12,217,396) (a)	$ 12,459,983
	OTHER ASSETS LESS LIABILITIES - 1.57%	198,936
	NET ASSETS - 100.00%	$ 12,658,919

# Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securities is $5,651,511 or 44.64% of net assets.
+ Money market fund; interest rate reflects the seven-day effective yield on March 31, 2013.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $12,217,396 and differs from the value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:		$ 242,679
Unrealized depreciation:		(92)
Net unrealized appreciation:		$ 242,587

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2013

Assets:
Investments in Securities at Value (identified cost $12,217,396)	$ 12,459,983
Dividends and Interest Receivable	56,764
Receivable for Fund Shares Sold	142,601
Deferred Offering Costs	55,000
Prepaid Expenses and Other Assets	58,586
Total Assets	12,772,934

Liabilities:
Shareholder Servicing Fees Payable	2,137
Payable to Other Affiliates	6,582
Payable to Investment Advisor	89,629
Other Accrued Expenses	15,667
Total Liabilities	114,015

Net Assets (20,000,000 shares of no par value beneficial interest
authorized; 489,334 shares of beneficial interest outstanding)	$ 12,658,919

Net Asset Value and Redemption Price Per Share *
($12,658,919/489,334 shares of beneficial interest outstanding)	$ 25.87
Maximum Offering Price Per Share
($25.87/0.9425)	$ 27.45

Composition of Net Assets:
At March 31, 2013, Net Assets consisted of:
Paid-in-Capital	$ 12,441,267
Distributions in excess of net investment income	(28,907)
Accumulated Net Realized Gain on Investments	3,972
Net Unrealized Appreciation on Investments	242,587
Net Assets	$ 12,658,919

* The Fund charges a 2.00% fee on shares redeemed less than 365 days after the purchase.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Period Ended March 31, 2013*

Investment Income:
Dividend Income	$ 33,100
Interest Income	476
Total Investment Income	33,576

Expenses:
Offering Costs	42,927
Investment Advisory Fees	33,273
Legal Fees	23,720
Administration Fees	19,270
Insurance Expense	15,915
Chief Compliance Officer Fees	15,485
Trustees' Fees	13,764
Audit Fees	12,323
Fund Accounting Fees	10,820
Registration & Filing Fees	10,233
Transfer Agent Fees	8,688
Shareholder Servicing Fees	5,545
Printing Expense	4,294
Custody Fees	3,226
Miscellaneous Expenses	1,198
Total Expenses	220,681
Less: Fees Waived/Reimbursed by Advisor	(220,681)
Net Expenses	-

Net Investment Income	33,576

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	3,972
Net Change in Unrealized Appreciation on Investments	242,587
Net Realized and Unrealized Gain on Investments	246,559

Net Increase in Net Assets Resulting From Operations	$ 280,135

* The Fund commenced operations October 22, 2012.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

For the Period
Ended
March 31, 2013*

Operations:
Net Investment Income	$ 33,576
Net Realized Gain on Investments	3,972
Net Change in Unrealized Appreciation
on Investments	242,587
Net Increase in Net Assets
Resulting From Operations	280,135

Distributions to Shareholders From:
Net Investment Income ($0.07 per share)	(33,576)
Return of Capital ($0.06 per share)	(28,907)
Total Distributions to Shareholders	(62,483)

From Shares of Beneficial Interest:
Proceeds from Shares Issued (483,367 shares)	12,290,393
Distributions Reinvested (1,967 shares)	50,874
Net Increase in Net Assets From Shares of Beneficial Interest	12,341,267

Total Increase in Net Assets	12,558,919

Net Assets:
Beginning of Period	100,000
End of Period	$ 12,658,919

Distributions in Excess of Net Investment Income	$ (28,907)
_______
*The Fund commenced operations on October 22, 2012.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
STATEMENT OF CASH FLOWS
For the Period from October 22, 2012 (commencement of operations) to March 31, 2013

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 280,135
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(12,248,324)
Return of Capital Payments on REITS	30,928
Net unrealized (appreciation)/depreciation from investments	(242,587)

Changes in assets and liabilities
(Increase)/Decrease in assets:
Dividends Receivable	(56,764)
Subscriptions Receivable	(142,601)
Deferred Offering Costs	(55,000)
Prepaid Expenses and Other Assets	(58,586)
Increase/(Decrease) in liabilities:
Payable to Investment Adviser	89,629
Payable to Affiliates	6,582
Accrued Shareholder Servicing Fee	2,137
Accrued Expenses and Other Liabilities	15,667
Net cash used in operating activities	(12,378,784)

Cash flows from financing activities:
Proceeds from shares sold	12,290,393
Cash distributions paid	(11,609)
Net cash provided by financing activities	12,278,784

Net decrease in cash	(100,000)
Cash at beginning of period	100,000
Cash at end of period	-

Supplemental disclosure of non-cash activity:
Noncash financing activities not included herein consists of
reinvestment of dividends	$ 50,874

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund
FINANCIAL HIGHLIGHTS (Unaudited)

The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

Since Inception*
Through
March 31, 2013

Net Asset Value, Beginning of Period	$ 25.00
Increase From Operations:
Net investment income (a)	0.17
Net gain from investments
(both realized and unrealized)	0.83
Total from operations	1.00

Less Distributions:
From net investment income	(0.07)
From paid in capital	(0.06)
Total Distributions	(0.13)

Net Asset Value, End of Period	$ 25.87

Total Return (b)	4.00%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 12,659
Ratio to average net assets:
Expenses, Gross (c)	9.88%
Expenses, Net of Reimbursement (c)	0.00%
Net investment income, Net of Reimbursement (c)	1.50%
Portfolio turnover rate (d)	0%

__________
*The Fund commenced operations on October 22, 2012.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c) Annualized for periods less than one year.
(d) Not annualized.

The accompanying notes are an integral part of these financial statements.

Total Income+ Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2013

1.

ORGANIZATION

Total Income+ Real Estate Fund (the “Fund”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares.  The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation, with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets in “real estate industry securities,” primarily in income producing equity and debt securities.  The Fund shares are offered subject to a maximum sales charge of 5.75% of the offering price.  The Fund commenced operations on October 22, 2012.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

Total Income+ Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2013

The Fund invests in some securities which are not traded and the Valuation Committee has established a methodology for fair value for such securities. Generally, the Real Estate Investment Trusts (REITs) which are not traded and purchased in the public offering period are valued at cost.  While in the public offering period, the Fund generally purchases REITs at Net Asset Value (NAV) or without a commission.  The Fund may also purchase non-traded REITs on a secondary market in limited quantities at a discounted price to the NAV.  Once a REIT closes to new investments, the Fund may value the security based on the movement of an appropriate market index or a similar security that is publicly traded until the REIT issues an updated market valuation.  The Valuation Committee meets frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts	$ -	83,966	$ 5,600,816	$ 5,684,782
Short-Term Investments	6,775,201	-	-	6,775,201
Total	$ 6,775,201	$ 83,966	$ 5,600,816	$ 12,459,983

*Refer to the Portfolio of Investments for industry classifications.

  There were no transfers into or out of Level 1 and Level 2 during the current period presented.

   It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Total Income+ Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2013

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

Real Estate Investment Trusts
Beginning Balance	$ -
Total realized gain (loss)	-
Appreciation (Depreciation)	192,708
Cost of Purchases	5,408,108
Proceeds from Sales	-
Accrued Interest	-
Net transfers in/out of level 3	-
Ending Balance	$ 5,600,816

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdiction as U.S. Federal.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders –Distributions from investment income are declared and paid quarterly.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Offering Costs – Offering costs incurred by the Fund of $97,927 were treated as deferred charges until operations commenced and are being amortized over a 12 month period using the straight line method.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Bluerock Fund Advisor, LLC (the “Advisor”).  Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund.  For the period ended March 31, 2013, the Advisor earned advisory fees of $33,273.

Total Income+ Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2013

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses, (including all organization and offering expenses, but excluding interest, brokerage commissions and extraordinary expenses) at least until September 30, 2013, so that the total annual operating expenses of the Fund do not exceed 2.50% of the Fund’s average daily net assets.  Additionally, the Advisor has voluntarily agreed to further limit the annual operating expenses to 0.00% of the Fund average daily net assets.  Such voluntary waiver may be terminated at any time by the Advisor.  Fee waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the period ended March 31, 2013, the Advisor waived fees of $220,681, all of which will expire in 2016.

Sub-advisory services were provided to the Fund pursuant to agreements between the Advisor and Mercer Investment Management, Inc. (the “Sub-Adviser”). Under the terms of the sub-advisory agreements, The Advisor compensated the Sub-Advisor based on a portion of the Fund’s average daily net assets which they had been allocated to manage.

Pursuant to separate servicing agreements with Gemini Fund Services, (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).  The Board of Trustees has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.   Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets for such services.  For the period ended March 31, 2013, the Fund incurred distribution fees of $5,545.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.   The Distributor is an affiliate of GFS. For the period ended March 31, 2013, the Distributor received $344,988 in underwriting commissions for sales of the Fund’s shares, of which $50,847 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending meetings.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended March 31, 2013 amounted to $5,473,123 and $0, respectively.

Total Income+ Real Estate Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2013

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 365 days. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. The redemption fee is paid directly to the Fund.  For the period ended March 31, 2013, the Fund did not assess any redemption fees.

6.

UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the Dreyfus Cash Management Fund, (the “Dreyfus Fund”).  The Fund may redeem its investment from the Dreyfus Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Dreyfus Fund.  The financial statements of the Dreyfus Fund, including the portfolio of investments, can be found at http://www.dreyfus.com  or the Security and Exchange Commission’s website, www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of March 31, 2013 the percentage of the Fund’s net assets invested in the Dreyfus Fund was 53.52%.

7.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Total Income+ Real Estate Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

March 31, 2013

As a shareholder of the Fund you incur ongoing costs, including management fees, shareholder service fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/22/12)	Ending Account Value (3/31/13)	Expenses Paid During the Period (10/22/12 to 3/31/13)
Actual *	$1,000.00	$1,040.00	$0.00
Hypothetical ** (5% return before expenses)	$1,000.00	$1,024.93	$0.00

*  Expenses Paid During Period Actual are equal to Fund’s annualized expense ratio of 0.00%, multiplied by the number of days in the period from October 22, 2012 through March 31, 2013 (161 divided by the number of days in the fiscal year (365).

**  Expenses Paid During Period Hypothetical are equal to Fund’s annualized expense ratio of 0.00%, multiplied by the number of days in the period from October 1, 2012 through March 31, 2013 (182) divided by the number of days in the fiscal year (365).

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on July 26, 2012, the Board of Trustees (the “Board”) of The Total Income+ Real Estate Fund (the “Trust” or the “Fund”) including a majority of the Trustees who are not interested persons of the Trust, approved the Advisory Agreement between Bluerock Fund Advisor, LLC (the “Adviser”) and the Trust on behalf of the Fund.  In its consideration of the Agreement, the Board, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

Nature, Extent and Quality of Services.   Trust counsel explained that the Adviser had previously provided the Trustees with materials related to its proposed Management Agreement with the Trust, including information on the firm’s investment performance with its existing clients.  The Board reviewed and considered the history of the Adviser and its personnel, noting that the Adviser was newly formed for the sole purpose of advising the Trust.  The Board reviewed the background and experience of those employees of the Adviser that will have responsibilities with respect to the provision of services to the Trust. The Board then reviewed materials provided by the Adviser related to the proposed Management Agreement with the Trust, including the Adviser’s Form ADV. The Board considered that the Adviser has established an Investment Committee responsible for setting overall investment policies and strategies of the Adviser; approving issuers being considered for investment by the Trust; establishing allocation targets for the investment portfolio of the Trust; and overseeing the Sub-Adviser’s performance and compliance programs. The Board then considered certain legal and regulatory matters in which the Adviser and/or the Adviser’s affiliates are involved and the effect of such litigation and settlement on the operations of the Adviser.

The Trustees then concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Trust were satisfactory and reliable.

            Performance.   The Trustees considered that the Adviser is newly formed and did not have a record of prior performance to submit to the Trustees. The Board considered that the Adviser will manage and provide oversight of the Trust’s Sub-Adviser, which will provide the majority of the day-to-day investment research and portfolio recommendations to the Trust, subject to the Adviser’s oversight. The Board concluded that the Adviser personnel have the necessary skills to work with the Sub-Adviser to obtain an acceptable level of investment return to shareholders.

Fees and Expenses.    As to the costs of the services to be provided and profits to be realized by the Adviser, the Board discussed the comparison of management fees and total operating expense data and reviewed the Trust’s advisory and overall expenses compared to a peer group comprised of funds selected by the Adviser with similar investment objectives and strategies and of similar size.  The Board noted that the Adviser proposes to charge a 1.50% annual advisory fee based on the average net assets of the Trust, which was higher than the peer group average advisory fee of 1.18%. The Trustees further noted that the Adviser has agreed to enter into an expense limitation agreement with the Trust to limit the expense ratio for the Trust for a one-year period beginning with the Trust’s commencement of operations to 2.60% of the Trust’s average daily net assets, which was identical to the average net expense ratio of the peer group. The Board concluded that based on the Adviser’s expertise, and the services to be provided to the Trust, the fees to be charged by the Adviser were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Trust based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by the Adviser.  With respect to the Adviser, the Trustees concluded that based on the services provided and the projected growth of the Trust, the anticipated profits from the Adviser’s relationship with the Trust were not excessive.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Trust and whether shareholders would benefit from those economies of scale. After discussion, it was the consensus of the Board that, based on the anticipated size of the Trust for the initial two years that the Management Agreement is in effect, economies of scale would likely not be realized by the Adviser.  They acknowledged that this was an area they could reevaluate in the future.

 Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Management Agreement was in the best interests of the Trust and its future shareholders.  In considering the Management Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Trust’s surrounding circumstances.  After further discussion, upon a motion duly made and seconded, the following resolutions were unanimously adopted:

Approval of Sub-Advisory Agreement (Unaudited)

At a meeting held on July 26, 2012, the Board of Trustees (the “Board”) of The Total Income+ Real Estate Fund (the “Trust” or the “Fund”) including a majority of the Trustees who are not interested persons of the Trust, approved the Sub-Advisory Agreement between Mercer Investment Management, Inc. (the “Adviser”) and the Trust on behalf of the Fund.  In its consideration of the Agreement, the Board, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

Nature, Extent and Quality of Services.   The Trustees reviewed materials provided by the Sub-Adviser related to the proposed Sub-Advisory Agreement with BFM, including a description of the manner in which investment decisions are made and executed, a review of the professional personnel that would perform services for the Trust, including the team of individuals that primarily monitor and execute the investment process. In reaching their conclusions, the Trustees considered the size and breadth of experience of the Sub-Adviser, noting that the Sub-Adviser is a global provider of advisory services with over $13.5 billion in assets under management as of June 30, 2012. The Trustee’s considered the sub-advisory services to be rendered by the Sub-Adviser to the Trust, including construction of a recommended portfolio for the Trust and conducting research on real estate investment managers and the investment products they manage. The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement, they expected, based on the caliber of the company, and that the nature, overall quality and extent of the management services to be provided by the Sub-Adviser to the Trust would be more than satisfactory.

Performance.  The Trustees considered that the Sub-Adviser would be constructing a portfolio for the Trust based on its experience evaluating fund managers.  However, the Trustees reviewed and considered performance of other mutual funds managed by the Sub-Adviser as well as other factors relating to the Sub-Adviser’s track record.  The Trustees reviewed the performance of the Sub-Adviser’s other mutual funds, and noted that each fund’s performance was generally in line its respective benchmark over various time periods and deemed acceptable.  The Board concluded that the Sub-Adviser was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses.  The Board then discussed the proposed fees to be paid to the Sub-Adviser and concluded that the sub-advisory fees were acceptable in light of the quality of the services the Trust expected to receive from the Sub-Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Sub-Adviser in connection with the operation of the Trust, based on the materials provided to the Board, and whether the amount of profit is a fair profit for providing sub-advisory services to the Trust. The Trustees noted that as the Sub-Adviser does not yet manage assets for the Trust and the Sub-Advisory fee is variable based on the assets of the Trust, the Sub-Adviser could not estimate its anticipated profit The Trustees concluded that because of the Trust’s expected asset levels, they were satisfied that the Sub-Adviser’s level of profit from its relationship with the Trust would not be excessive.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Trust and whether shareholders would benefit from those economies of scale. After discussion, it was the consensus of the Board that, based on the anticipated size of the Trust for the initial two years of the Sub-Advisory Agreement, economies of scale would likely not be realized by the Sub-Adviser.  They acknowledged that this was an area they could reevaluate in the future.

 Conclusion.  Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the Sub-Advisory Agreement for an initial two-year term is in the best interests of the Trust and its future shareholders.  In considering the Sub-Advisory Agreement, the Trustees did not identify any one factor as all important.  After further discussion, upon a motion duly made and seconded, the following preambles and resolutions were unanimously approved.

NOTICE OF PRIVACY POLICY & PRACTICES

PRIVACY NOTICE
FACTS		WHAT DOES THE TOTAL INCOME+ REAL ESTATE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Total Income+ Real Estate Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Total Income+ Real Estate Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?		Call 1-888-459-1059

Who we are
Who is providing this notice?	Total Income+ Real Estate Fund
What we do
How does Total Income+ Real Estate Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Total Income+ Real Estate Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪   Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪   Affiliates from using your information to market to you

▪   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Total Income+ Real Estate Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Total Income+ Real Estate Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Total Income+ Real Estate Fund does not jointly market.

Investment Adviser

Bluerock Fund Advisor, LLC

70 East 55th Street

New York, NY 10022

Distributor

Northern Lights Distributor, LLC

17605 Wright Street Suite 2

Omaha, NE 68130

Legal Counsel

Thompson Hine LLC

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-459-1059 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-459-1059.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Multi-Strategy Growth & Income Fund

By (Signature and Title)

/s/ Randy I. Anderson

       Randy I. Anderson

President

Date

6/10/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Randy I. Anderson

       Randy I. Anderson

President

Date

6/10/13

By (Signature and Title)

/s/Jerry Novack

       Jerry Novack, Treasurer

Date

6/10/13